     As filed with the Securities and Exchange Commission on April 22, 1998

                                                     File No. 333-______________
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                       ----------------------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                           --------------------------

                            CABLETRON SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

              DELAWARE                               04-2797263
     (State or Other Jurisdiction                 (I.R.S. Employer
   of Incorporation or Organization)             Identification No.)


                               35 Industrial Way
                        Rochester, New Hampshire 03867
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                              YAGO SYSTEMS, INC.
                   1996 STOCK OPTION AND STOCK PURCHASE PLAN

                              YAGO SYSTEMS, INC.
                            1998 STOCK OPTION PLAN
                       ---------------------------------
                           (Full title of the Plan)

                             David J. Kirkpatrick
                            Chief Financial Officer
                            Cabletron Systems, Inc.
                               35 Industrial Way
                        Rochester, New Hampshire 03867
                                (603) 332-9400


(Name, Address and Telephone Number, including Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE

===============================================================================================
 Title of Securities   Amount To Be  Proposed Maximum    Proposed Maximum       Amount of
  To Be Registered      Registered    Offering Price    Aggregate Offering    Registration
                                         Per Share           Price (1)            Fee
-----------------------------------------------------------------------------------------------
Common Stock,
  $0.01 par value       2,101,016         (1)              $27,226,585            $8,033
===============================================================================================

/(1)/DETERMINED PURSUANT TO RULE 457(H) SOLELY FOR THE PURPOSE OF DETERMINING THE REGISTRATION FEE. ALL OF THE SHARES BEING REGISTERED ARE SUBJECT TO OUTSTANDING OPTIONS UNDER THE YAGO SYSTEMS, INC. 1996 STOCK OPTION PLAN OR THE YAGO SYSTEMS, INC. 1998 STOCK OPTION PLAN ON THE DATE HEREOF AND HAVE AN AVERAGE EXERCISE PRICE OF $12.96 PER SHARE AND AN AGGREGATE EXERCISE PRICE OF $27,226,585.

                           EXHIBIT INDEX ON PAGE II-5
                              PAGE 1 OF 12 PAGES.
================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.
          ---------------------------------------

     Cabletron Systems, Inc. (the "Registrant" or the "Company") hereby incorporates the following documents herein by reference:

     (a) Annual Report on Form 10-K for the fiscal year ended February 28, 1997 filed with the Commission on June 2, 1997.

     (b) Current Report on Form 8-K filed with the Commission on February 9, 1998; Quarterly Report on Form 10-Q for the quarter ended November 30, 1997 filed with the Commission on January 14, 1998; Quarterly Report on Form 10-Q for the quarter ended August 31, 1997 filed with the Commission on October 15, 1997; Quarterly Report on Form 10-Q for the quarter ended May 31, 1997 filed with the Commission on July 15, 1997.

     (c) Description of the Company's Common Stock contained in its registration statement on Form 8-A.

All documents subsequently filed by the Registrant or the Plan pursuant to
Section 13(a), Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or which registers all securities then remaining unsold, shall be deemed to be incorporated herein by reference from the date of filing of such documents.

Item 4.   Description of Securities.
          -------------------------

     Not applicable.

Item 5.   Interests of Named Experts and Counsel.
          --------------------------------------

     Not applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

     Section 145 of the Delaware General Corporation Law, as amended, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been ajudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 102(b)(7) of the Delaware General Corporation Law, as amended, permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the person liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (relating to unlawful payment of dividends and unlawful stock purchase and redemption), or (iv) for any transaction from which the director derived an improper personal benefit.

     The Registrant's Restated Certificate of Incorporation, as amended, provides that the Company's Directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. The Restated Certificate of Incorporation, as amended, further provides that the Registrant shall indemnify its directors and officers to the full extent permitted by the law of the State of Delaware.

Item 7.   Exemption From Registration Claimed.
          -----------------------------------

     Not applicable.

Item 8.   Exhibits.
          --------

Exhibit

 4.1 Restated Certificate of Incorporation of Registrant (Incorporated by Reference to Exhibit 3.1. of the Registrant's Registration Statement on Form S-1, File No. 333-28055).

 4.2 Certificate of Correction of Registrant's Restated Certificate of Incorporation (Incorporated by Reference to Exhibit 3.1.2. of the Registrant's Registration Statement on Form S-1, File No. 33-42534).

 4.3 Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant (Incorporated by Reference to Exhibit 4.3 of the Registrant's Registration Statement on Form S-3, File No. 33-54466).

 4.4 Amended By-laws of Registrant (Incorporated by Reference to Exhibit 3.2. of the Registrant's Registration Statement on Form S-1, File No. 33-42534).

 5.1  Opinion of Ropes & Gray.

23.1  Consent of KPMG Peat Marwick LLP.

23.2  Consent of Ropes & Gray (See Exhibit 5).

24.1  Power of Attorney (See Signature Page).

99.1  Yago Systems, Inc. 1996 Stock Option and Stock Purchase Plan.

99.2  Yago Systems, Inc. 1998 Stock Option Plan.

Item 9.   Undertakings.
          ------------

     (a) The undersigned Registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement, (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and
                             --------  -------
     (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester, The State of New Hampshire, on this 22th day of April, 1998.

                                    CABLETRON SYSTEMS, INC.




                                    By:      /S/ David J. Kirkpatrick
                                       -------------------------------------
                                     Name:  David J. Kirkpatrick
                                     Title: Senior Vice President and
                                            Chief Financial Officer



                               POWER OF ATTORNEY
                               -----------------

     Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes David J. Kirkpatrick his true and lawful attorney with full power to him to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorney to any and all such amendments.


SIGNATURE                                        CAPACITY                          DATE
-----------------------------  ---------------------------------------------  --------------
                               President, Chief Executive Officer             April 22, 1998
------------------------------ (Principal Executive Officer), Chairman
Craig R. Benson                and Director

/S/ David J. Kirkpatrick       Senior Vice President and Chief Financial      April 22, 1998
-----------------------------  Officer (Principal Financial Officer and
David J. Kirkpatrick          Principal Accounting Officer)

/S/ Michael D. Myerow          Director                                       April 22, 1998
-----------------------------
Michael D. Myerow

/S/ Paul R. Duncan             Director                                       April 22, 1998
-----------------------------
Paul R. Duncan

/S/ Donald F. McGuiness        Director                                       April 22, 1998
-----------------------------
Donald F. McGuiness

/S/ Donald B. Reed             Director                                       April 22, 1998
-----------------------------
Donald B. Reed


                                 EXHIBIT INDEX

Number                           Title of Exhibit                         Page
------                         ------------------------------------       ----
     4.1.                      Restated Certificate of Incorporation
                               of Registrant (Incorporated by
                               Reference to Exhibit 3.1. of the
                               Registrant's Registration Statement on
                               Form S-1, File No. 333-28055).

     4.2.                      Certificate of Correction of
                               Registrant's Restated Certificate of
                               Incorporation (Incorporated by
                               Reference to Exhibit 3.1.2. of the
                               Registrant's Registration Statement on
                               Form S-1, File No. 33-42534).

     4.3                       Certificate of Amendment of the
                               Restated Certificate of Incorporation
                               of the Registrant (Incorporated by
                               Reference to Exhibit 4.3 of the
                               Registrant's Registration Statement on
                               Form S-3, File No. 33-54466).

     4.4.                      Amended By-laws of Registrant
                               (Incorporated by Reference to Exhibit
                               3.2. of the Registrant's Registration
                               Statement on Form S-1, File No. 33-
                               42534).

     5.1                       Opinion of Ropes & Gray.

    23.1.                      Consent of KPMG Peat Marwick
                               LLP.

    23.2.                      Consent of Ropes & Gray.

    24.1                       Power of Attorney.

    99.1                       Yago Systems, Inc. 1996 Stock
                               Option and Stock Purchase Plan.

    99.2                       Yago Systems, Inc. 1998 Stock
                               Option Plan.
